SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. )

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EXEGENICS INC.

(Name of Registrant as Specified In Its Charter)

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eXegenics Inc.
D/B/A Opko Health, Inc.
4400 Biscayne Blvd
Suite 900
Miami, Florida 33137

May   , 2007

To the Stockholders of eXegenics Inc.

On May   , 2007, eXegenics Inc., a Delaware corporation doing business as Opko Health, Inc. (the “Company”), obtained the written consent of stockholders holding a majority of the voting power of the issued and outstanding shares of common stock and preferred stock of the Company, voting as one class, to approve the following matters:

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2007.

•	The approval of the Company’s 2007 Equity Incentive Plan.

•	The change of the Company’s name to Opko Health, Inc..

•	The Amendment and Restatement of the Company’s Certificate of Incorporation to increase the authorized number of common shares from 225,000,000 to 500,000,000 and to effect the change of the Company’s name to Opko Health, Inc.

Such actions will be taken on or about May   , 2007, or approximately twenty (20) days after the mailing of this Information Statement. In addition, the board of directors authorized the amendment and restatement of the Company’s Bylaws on April 25, 2007, which does not require the approval of the Company’s stockholders.

This Information Statement will be mailed to you on or about May   , 2007.

No Action is required by you. This Notice and the attached Information Statement are being circulated to advise the stockholders of certain actions already approved by written consent of the stockholders who collectively hold a majority of the outstanding shares of the Company’s common stock and preferred stock, voting as a single class. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until approximately twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only. This Notice and Information Statement constitutes the notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders required by Section 228(e) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

/s/  Phillip Frost, M.D.
Phillip Frost, M.D.
Chief Executive Officer
Chairman of the Board

i

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

MAY          , 2007

On March 27, 2007, we completed an acquisition of Froptix Corporation, a privately held Florida corporation, and Acuity Pharmaceuticals, Inc., a privately held Delaware corporation, pursuant to a merger agreement and plan of reorganization. Before the acquisitions, we ceased all operations relating to our historical business and adopted the business plan of Froptix and Acuity, each of which is now a wholly-owned subsidiary of ours.

Following the consummation of the acquisitions, our board of directors and our stockholders holding a majority of the voting power of the issued and outstanding shares of common stock and preferred stock of the Company, voting as one class, approved the matters set forth in this Information Statement.

References in this Information Statement to “Acuity” refer to Acuity Pharmaceuticals, LLC, a wholly owned subsidiary of ours formerly known as Acuity Pharmaceuticals, Inc. References in this Information Statement to “Froptix” refer to Froptix, LLC, a wholly owned subsidiary of ours formerly known as Froptix Corporation.

References in this Information Statement to the “Acquisition” refers to the acquisitions of Froptix and Acuity by the Company.

STOCK OWNERSHIP

The following table sets forth certain information, as of April 20, 2007, with respect to the beneficial ownership of our common stock by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director or director nominee; (iii) each executive officer named in the Summary Compensation Table under “Executive Officers and Executive Compensation” in this Proxy Statement; and (iv) all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 20, 2007 are deemed to be outstanding for calculating the percentage of outstanding shares of the person holding those options or warrants, but are not deemed outstanding for calculating the percentage of any other person. Percentage of beneficial ownership is based upon 113,116,350 shares of our common stock outstanding as of April 20, 2007.

Security Ownership of Certain Beneficial Owners

				Percentage of
				Common Shares
				Assuming Conversion
				of all Outstanding
			Percentage of	Series C Preferred
Title of	Name and Address or		Outstanding Common	Stock into Common
Class	Beneficial Owner	Number of Shares	Shares	Stock

Common Stock	The Frost Group, LLC (1)
	4400 Biscayne Blvd.
	Suite 1500
	Miami, Florida 33137	20,286,704	17.20%	12.39%
Common Stock	Frost Gamma Investments Trust (2)
	4400 Biscayne Blvd.
	Suite 1500
	Miami, Florida 33137	66,047,216	54.60%	39.61%
Common Stock	Johnson and Johnson Development
	Corporation (3)
	One Johnson & Johnson Plaza
	New Brunswick, NJ 08933	16,125,774	12.48%	9.95%
Common Stock	Psilos Group Partners II-S (4)
	625 Avenue of the Americas
	4th Floor
	New York, NY 10011	11,340,501	9.11%	7.04%
Common Stock	OZ Master Fund, Ltd. (OZMD) (5)
	9 W. 57th Street, 39th Floor
	New York, NY 10019	9,553,586	7.79%	5.95%

(1)	The Frost Group, LLC holds 15,490,546 shares of the Company’s common stock and warrants to purchase 6,487 shares of the Company’s Series C Preferred Stock, convertible into 648,700 shares of the Company’s common stock. The Frost Group, LLC also holds warrants to purchase 4,147,458 shares of the Company’s common stock.

(2)	The Frost Gamma Investments Trust holds 36,518,923 shares of the Company’s common stock and warrants to purchase 9,241,589 shares of common stock. The number of shares included above also includes 15,490,546 shares of common stock, warrants to purchase 4,147,458 shares of common stock and warrants to purchase 6,487 shares of the Company’s Series C preferred stock, convertible into 648,700 shares of the Company’s common stock, owned directly by The Frost Group, LLC. Frost Gamma Investments Trust is a principal member of The Frost Group, LLC. Frost Gamma Investments Trust disclaims beneficial ownership of these shares of common stock, except to the extent of any pecuniary interest therein.

(3)	Johnson and Johnson Development Corporation holds 129,736 shares of the Company’s Series C preferred stock, convertible into 12,973,600 shares of the Company’s common stock. Johnson and Johnson Development Corporation also holds warrants to purchase 2,949,141 shares of the Company’s common stock and options to purchase 203,033 shares of the Company’s common stock that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007.

(4)	Psilos Group Partners II-S holds 90,815 shares of the Company’s Series C preferred stock, convertible into 9,081,500 shares of the Company’s common stock. Psilos Group Partners II S also holds warrants to purchase 2,064,399 shares of the Company’s common stock and options to purchase 194,602 shares of the Company’s common stock that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007.

(5)	OZ Master Fund, Ltd. holds 77,841 shares of the Company’s Series C preferred stock, convertible into 7,784,100 shares of the Company’s common stock. OZ Master Fund, Ltd. also holds warrants to purchase 1,769,486 shares of the Company’s common stock that are exercisable as of April 20, 2007.

Security Ownership of Directors and Named Executive Officers

					Percentage of
					Common Shares
					Assuming Conversion
					of all Outstanding
				Percentage of	Series C Preferred
Title of	Name of	Number of Outstanding		Outstanding Common	Stock into Common
Class	Beneficial Owner	Shares Beneficially Owned		Shares	Stock

Common Stock	Phillip Frost, M.D.	66,047,216	(1)	54.60%	39.61%
Common Stock	Jane H. Hsiao, Ph.D., MBA	14,540,724	(2)	12.53%	8.99%
Common Stock	David Eichler	11,340,501	(3)	9.11%	7.04%
Common Stock	Steven D. Rubin	5,132,021	(4)	4.50%	3.21%
Common Stock	Dale Pfost, Ph.D.	4,854,113	(5)	4.17%	3.01%
Common Stock	Samuel Reich	1,400,439	(6)	1.23%	0.88%
Common Stock	Michael Reich	649,145	(7)	*	*
Common Stock	Denis O’Shaughnessy, Ph.D.	440,127	(8)	*	*
Common Stock	Robert Baron	121,800	(9)	*	*
Common Stock	John A. Paganelli	155,000	(10)	*	*
Common Stock	Adam Logal	16,216	(11)	*	*
Common Stock	Richard A. Lerner, M.D.	—		—	—
Common Stock	Melvin L. Rubin, M.D.	—		—	—
Common Stock	All Executive Officers and Directors as a group
	(12 persons)	104,451,240		87.36%	63.60%

*	less than 1%.

(1)	The number of shares beneficially owned by Dr. Frost includes shares of common stock and warrants to purchase shares of common stock held by or beneficially owned by Frost Gamma Investments Trust, of which Frost Gamma Limited Partnership is the sole and exclusive beneficiary. Dr. Frost is one of two limited partners of Frost Gamma, L.P. The general partner of Frost Gamma, L.P. is Frost Gamma, Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation. The Frost Gamma Investments Trust holds 36,518,923 shares of the Company’s common stock and warrants to purchase 9,241,589 shares of common stock. The number of shares included above also includes 15,490,546 shares of common stock, warrants to purchase 4,147,458 shares of common stock and warrants to purchase 6,487 shares of the Company’s Series C preferred stock, convertible into 648,700 shares of the Company’s common stock, owned directly by The Frost Group, LLC. Frost Gamma Investments Trust disclaims beneficial ownership of these shares of common stock, except to the extent of any pecuniary interest therein.

(2)	Dr. Hsiao is a member of The Frost Group, LLC. Dr. Hsiao disclaims beneficial ownership of the securities held by The Frost Group, except to the extent of her pecuniary interest therein.

(3)	Includes 11,145,899 shares and warrants and 138,384 options that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007 and which are held by Psilos Group Partners II-S, an entity with which Mr. Eichler is affiliated. Mr. Eichler disclaims beneficial ownership of all such shares, warrants and options.

(4)	Mr. Rubin is a member of The Frost Group, LLC. Mr. Rubin disclaims beneficial ownership of the securities held by The Frost Group, except to the extent of his pecuniary interest therein.

(5)	Includes 1,644,828 shares which are the subject of stock options that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007.

(6)	Includes 864,868 shares which are the subject of stock options that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007. Excludes 330,254 shares beneficially owned by Ilana K. Reich, of which Mr. Samuel

(7)	J. Reich disclaims beneficial ownership. Includes 256,875 shares which are the subject of stock options that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007.

(8)	Includes 440,127 shares which are the subject of stock options that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007.

(9)	Includes 55,000 shares which are the subject of stock options that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007.

(10)	Includes 55,000 shares which are the subject of stock options that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007.

(11)	Includes 16,216 shares which are the subject of stock options that are exercisable as of April 20, 2007 or will become exercisable on or before June 20, 2007.

CORPORATE GOVERNANCE

Corporate Governance Policy

We will regularly monitor developments in the area of corporate governance and review our processes and procedures in light of such developments. In those efforts, we review Federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002. In addition, in anticipation of our application to list our shares of common stock on the American Stock Exchange (the “AMEX”), we also review applicable rules of the AMEX.

Board of Directors Meetings

Our business, property and affairs are managed under the direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with our Chairman and Chief Executive Officer, President, Chief Accounting Officer and other officers and employees, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees.

Our board of directors met 14 times during 2006: 10 of which were at regularly scheduled meetings and 4 of which were at special meetings. During 2006, the committees of our board of directors held a total of 4 meetings. Each director attended at least 75% of the total number of meetings of the board of directors and each committee of the board on which such director served.

Independence Determination

Our board of directors will observe all applicable criteria for independence established by the AMEX and other governing laws and applicable regulations. No director is deemed to be independent unless our board of directors determines that the director has no relationship which would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Our board of directors has determined that the following directors are independent as determined by listing standards of the AMEX and other applicable regulations: Robert Baron, David A. Eichler, Richard A. Lerner, M.D., Michael Reich and Melvin L. Rubin, M.D.

In making this determination, the board of directors considered all relevant factors, including the fact that Michael Reich is the uncle of Samuel Reich, the Company’s Executive Vice President.

Standing Committees of the Board of Directors

Our board of directors maintains several standing committees, including an audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (Exchange Act), a compensation committee, and a corporate governance and nominating committee. These committees and their functions are described below. Our board of directors may also establish various other committees to assist it in its responsibilities.

Our board of directors has adopted a written charter for each of its standing committees. The full text of each charter is available on our website at http://www.opko.com.

The following table shows the current members (indicated by an “X” or “Chair”) of each of our standing board committees:

Corporate
Governance and
	Audit	Compensation	Nominating

Phillip Frost, M.D.	—	—	—
Jane H. Hsiao, Ph.D., MBA	—	—	—
Robert Baron	X	—	X
David A. Eichler	Chair	X	—
Richard A. Lerner, M.D.		Chair	X
John A. Paganelli	—	—	—
Michael Reich	X	—	—
Melvin L. Rubin, M.D.	—	X	Chair
Steven D. Rubin	—	—	—

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting processes. Our audit committee:

•	evaluates the qualifications, independence and performance of our registered independent public accounting firm;

•	determines the engagement of our registered independent public accounting firm;

•	approves the retention of our registered independent public accounting firm to perform any proposed permissible non-audit services;

•	ensures the rotation of the partners of our registered independent public accounting firm on our engagement team as required by law;

•	reviews our systems of internal controls established for finance, accounting, legal compliance and ethics;

•	reviews our accounting and financial reporting processes;

•	provides for effective communication between our board of directors, our senior and financial management and our independent auditors;

•	discusses with management and our independent auditors the results of our annual audit and the review of our quarterly financial statements;

•	reviews the audits of our financial statements;

•	implements a pre-approval policy for certain audit and non-audit services performed by our registered independent public accounting firm; and

•	reviews and approves any related party transactions that we are involved in.

Our audit committee is comprised of Messrs., Eichler, Reich and Baron. Our board of directors has determined that Mr. Eichler is an “audit committee financial expert” as currently defined under the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, the AMEX and the SEC’s rules and regulations, including those regarding the independence of our audit committee members. We intend to comply with future requirements to the extent that they become applicable to us.

On April 25, 2007, the board of directors amended and restated the Company’s Audit Committee Charter.

Compensation Committee

Our compensation committee administers the compensation program for our executive officers. Our compensation committee reviews and either approves, on behalf of the board of directors, or recommends to the board of directors for approval, (i) annual salaries, bonuses, and other compensation for our executive officers, and (ii) individual equity awards for our employees and executive officers. Our compensation committee also oversees our compensation policies and practices.

Our compensation committee also performs the following functions related to executive compensation:

•	coordinates the board of directors’ role in establishing performance criteria for executive officers;

•	annually evaluates each of our executive officers’ performance;

•	reviews and approves the annual salary, bonus, stock options and other benefits, direct and indirect, of our executive officers, including our Chief Executive Officer;

•	reviews and recommends new executive compensation programs;

•	annually reviews the operation and efficacy of our executive compensation programs;

•	periodically reviews that executive compensation programs comport with the compensation committee’s stated compensation philosophy;

•	establishes and periodically reviews policies in the area of senior management perquisites;

•	reviews and recommends to the board of directors the appropriate structure and amount of compensation for our directors;

•	reviews and approves material changes in our employee benefit plans;

•	administers our equity compensation and employee stock purchase plans; and

•	reviews the adequacy of the compensation committee and its charter and recommends any proposed changes to the board of directors not less than annually.

In deciding upon the appropriate level of compensation for our executive officers, the compensation committee regularly reviews our compensation programs relative to our strategic objectives and emerging market practice and other changing business and market conditions. In addition, the compensation committee also takes into consideration the recommendations of our Chief Executive Officer concerning compensation actions for our other executive officers and any recommendations of compensation consultants. The primary role of consultants is to provide objective data, analysis and advice to the compensation committee. In providing data and recommendations to the compensation committee, our consultants work with our Chief Executive Officer and management to obtain information needed to carry out its assignments.

Our compensation committee is comprised of Dr. Rubin, Dr. Lerner and Mr. Eichler. We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, the AMEX and the SEC’s rules and regulations, including those regarding the independence of our compensation committee members. We intend to comply with future requirements to the extent that they become applicable to us.

On April 25, 2007, the board of directors amended and restated the Company’s Compensation Committee Charter.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee’s responsibilities include the selection of potential candidates for our board of directors. It also makes recommendations to our board of directors concerning the structure and membership of the other board committees and considers director candidates recommended by others, including our Chief Executive Officer, other board members, third parties and shareholders. Our corporate governance and nominating committee is comprised of Dr. Rubin, Dr. Lerner and Mr. Baron. We believe that the composition of our nominating and governance committee complies with any applicable requirements of the Sarbanes-Oxley Act of 2002, the AMEX and the SEC’s rules and regulations, including those regarding the independence of our nominating and governance committee members. We intend to comply with future requirements to the extent that they become applicable to us.

The corporate governance and nominating committee will identify director nominees through a combination of referrals, including by stockholders, existing members of the board of directors and management, and direct solicitations, where warranted. Once a candidate has been identified, the corporate governance and nominating committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. The corporate governance and nominating committee usually believes it to be appropriate for committee members to interview the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire board of directors to stand for election to the board of directors.

On April 25, 2007, the board of directors amended and restated the Company’s Corporate Governance and Nominating Committee Charter.

Director Nomination Process

The corporate governance and nominating committee will review annually and make recommendations to the board of directors regarding the appropriate qualifications, skills and experience expected of individual members and of the board of directors as a whole with the objective of having a board of directors with sound judgment and diverse backgrounds and experience to represent stockholder interests.

The corporate governance and nominating committee believes that nominees for election to the board of directors should possess sufficient business or financial experience and a willingness to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors or active involvement with other boards of directors, experience in the industries in which the Company conducts its business, audit and financial expertise, clinical experience, operational experience, or a scientific or medical background. The corporate governance and nominating committee does not believe that nominees for election to the board of directors should be selected through mechanical application of specified criteria. Rather, the corporate governance and nominating committee believes that the qualifications and strengths of individuals should be considered in their totality with a view to nominating persons for election to the board of directors whose backgrounds, integrity, and personal characteristics indicate that they will make a positive contribution to the board of directors.

The corporate governance and nominating committee intends to identify candidates for election to the board of directors through the personal knowledge and experience of the members of the Committee, through third-party recommendations, and, for so long as the Committee believes it appropriate, through a search firm selected by the corporate governance and nominating committee and compensated by the Company. Candidates will be evaluated based upon their backgrounds and interviews with members of the board of directors. The Committee does not plan to evaluate candidates identified by the corporate governance and nominating committee differently from those recommended by a stockholder or otherwise.

The corporate governance and nominating committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend candidates for election to the board of directors must do so in writing. The recommendation should be sent to the Secretary of the Company, Adam Logal, Opko Health, Inc., 4400 Biscayne Boulevard, Suite 900, Miami, Florida 33137, who will forward the recommendation to the Committee. The recommendation must set forth (i) the name and address as they appear on the Company’s books of the stockholder making the recommendation and the class and number of shares of capital stock of the Company beneficially owned by such stockholder and (ii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in the Company’s proxy statement as a nominee for election to the board of directors and to serving as a director, if elected.

Stockholders must also comply with all requirements of the Company’s by-laws with respect to nomination of persons for election to the board of directors.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are Dr. Rubin, Dr. Lerner and Mr. Eichler. None of these individuals was at any time since January 1, 2006 or at any time prior thereto an officer or employee of ours. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Stockholder Communications Policy

Stockholders may initiate in writing any communication with our board of directors or any individual director by sending the correspondence to our Secretary, Opko Health, Inc., 4400 Biscayne Blvd, Suite 900, Miami, Florida 33137, Attention: Adam Logal, Secretary. This centralized process assists our board of directors in reviewing and responding to stockholder communications in an appropriate manner.

Board Attendance at Annual Meetings of Stockholders

Although we encourage each member of our board of directors to attend our annual meetings of stockholders, we do not have a formal policy requiring the members of our board of directors to attend.

Code of Business Conduct and Ethics

On April 25, 2007, we adopted a Code of Business Conduct and Ethics. We require all employees, including our principal executive officer and principal accounting officer and other senior officers and our employee directors, to read and to adhere to the Code of Business Conduct and Ethics in discharging their work-related responsibilities. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at http://www.opko.com.

COMPENSATION DISCUSSION AND ANALYSIS

The primary goals of our board of directors with respect to executive compensation will be to attract and retain talented and dedicated executives, to tie annual and long-term cash and stock incentives to achievement of specified performance objectives, and to create incentives which will result in stockholder value creation. To achieve these goals, we have formed a compensation committee to recommend executive compensation packages to our board of directors that are generally based on a mix of salary, discretionary bonus and equity awards. Although we have not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, we intend to implement and maintain compensation plans that tie a substantial portion of our executives’ overall compensation to achievement of corporate goals.

Benchmarking of Cash and Equity Compensation

We have not retained a compensation consultant to review our policies and procedures with respect to executive compensation. We have, in the past, conducted an annual benchmark review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers. This review is based on a survey of executive compensation paid by peer companies in the pharmaceutical industry of similar size and stage of development. In addition, we have historically taken into account input from other independent members of our board of directors and publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

We may retain the services of third-party executive compensation specialists from time to time in connection with the establishment of cash and equity compensation and related policies.

Elements of Compensation

We will evaluate individual executive performance with a goal of setting compensation at levels the board or any applicable committee thereof believes are comparable with executives in other companies of similar size and stage of development while taking into account our relative performance and our own strategic goals. The compensation received by our executive officers consists of the following elements:

Base Salary.  Base salaries for our executives are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within the pharmaceutical industry. The table below sets forth the base salary for our Named Executive Officers:

		Base Salary
Name	Principal Position	2005	2006	2007

Phillip Frost, M.D.	Chairman and Chief Executive Officer	—	—	—
Adam Logal	Executive Director of Finance,	—	—	$140,000
	Chief Accounting Officer, Treasurer and Secretary
Dale Pfost, PhD	President	$265,000	$280,000	$325,000
Samuel Reich	Executive Vice President	$156,925	$172,000	$210,000
Denis O’Shaughnessy	Senior Vice President of Clinical	—	—	$265,000
	Development

Discretionary Annual Bonus.  In addition to base salaries, our compensation committee has the authority to award discretionary annual bonuses to our executive officers. The annual incentive bonuses are intended to compensate officers for achieving corporate goals and value-creating milestones. Each executive officer is eligible for a discretionary annual bonus up to an amount equal to a specified percentage of such executive officer’s salary.

2006 Cash Incentive Plan Compensation

		Actual Bonus as	Target Payout as a
		Percentage of Base	Percentage of Base
Name	Actual Bonus Award	Salary	Salary	Target Bonus Award

Phillip Frost, M.D.	Chairman and Chief Executive Officer	—	—	—
Adam Logal	Executive Director of Finance,	—	—	—
Chief Accounting Officer,
Treasurer and Secretary
Dale Pfost, PhD	President	21%	30%	$60,000
Samuel Reich	Executive Vice President	23%	30%	$40,000
Denis O’Shaughnessy	Senior Vice President of Clinical Development	—	—	—

Long-Term Incentive Program.  We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. We believe that the use of equity and equity-based awards offers the best approach to achieving our compensation goals. We have not adopted formal stock ownership guidelines.

Severance and Change-in-Control Benefits.  Certain of our named executive officers are entitled to certain severance and change of control benefits, the terms of which are described below under “ — Employment Agreements and Change in Control Arrangements.” We believe these severance and change-in-control benefits are an essential element of our executive compensation package and assist us in recruiting and retaining talented individuals.

Restricted Stock Grants or Awards.  We did not grant any restricted stock or restricted stock awards pursuant to our equity benefit plans to any of our executive officers in the year ended December 31, 2006. However, our compensation committee, in its discretion, may in the future elect to make such grants to our executive officers if it deems it advisable.

Other Compensation.  We intend to continue to maintain the current benefits and perquisites for our executive officers; however, our compensation committee, in its discretion, may in the future revise, amend or add to the benefits and perquisites of any executive officer if it deems it advisable. The material terms of our employment agreements with our named executive officers are described below under “ — Employment Agreements and Change in Control Arrangements.”

Summary Compensation Table

The following table sets forth a summary for the fiscal year ended December 31, 2006 of the cash and non-cash compensation awarded, paid or accrued by the Company to our Named Executive Officers.

				Stock Award(s)	Option Award(s)	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)	($)	Compensation ($)		Total ($)

John A. Paganelli(1)	2006	25,000	—	—	810	$75,000	(2)	100,810
Interim Chief Executive Officer

Phillip Frost, M.D.(3)	2006	—	—	—	—	—		—
Chief Executive Officer

Dale Pfost, Ph.D.	2006	280,000	84,000	—	359,982	—		723,982
President (4)

Adam Logal	2006	—	—	—	—	—		—
Executive Director of Finance and Chief Accounting Officer, Treasurer and Secretary(5)

Samuel J. Reich	2006	172,000	51,600	—	193,470	—		417,070
Executive Vice President (6)

Denis O’Shaughnessy(7)(8)	2006	47,702	45,520	—	21,564	—		114,786
Senior Vice President of Clinical Development

(1)	Mr. Paganelli served as the Company’s interim Chief Executive Officer from June 29, 2005 and he resigned from this position upon the consummation of the Acquisition.

(2)	Includes $75,000 of director fees for Mr. Paganelli.

(3)	Dr. Frost became the Company’s Chief Executive Officer upon consummation of the Acquisition.

(4)	Dr. Pfost served as the President and Chief Executive Officer of Acuity prior to the Acquisition and was appointed to be the Company’s President on March 29, 2007.

(5)	Mr. Logal served as the Executive Director of Finance and Chief Accounting Officer of Acuity prior to the Acquisition and was appointed to be the Company’s Executive Director of Finance, Chief Accounting Officer and Treasurer on March 29, 2007.

(6)	Samuel Reich served as the Executive Vice President of Acuity prior to the Acquisition and was appointed to be the Company’s Executive Vice President on March 29, 2007.

(7)	Dr. O’Shaughnessy served as the Senior Vice President of Clinical Development of Acuity prior to the Acquisition and was appointed to be the Company’s Senior Vice President of Clinical Development on March 29, 2007.

(8)	Dr. O’Shaughnessy commenced employment with Acuity on November 13, 2006.

Grants of Plan-Based Awards in 2006

The following table presents information concerning grants of plan-based awards to each of the named executive officers during the year ended December 31, 2006. The exercise price per share of each option granted to our named executive officers was equal to the fair market value of our common stock, as determined by our compensation committee on the date of the grant.

Grant Date
		Number of Securities	Exercise Price	Fair Value of
Name	Grant Date	Underlying Options	Per Share	Option Awards (1)

Phillip Frost, M.D.	—	—	—	—
Dale Pfost, Ph.D.	—	—	—	—
John A. Paganelli	1/3/2006	5,000	$0.41	$205
	4/3/2006	5,000	$0.41	$205
	7/3/2006	5,000	$0.41	$205
Adam Logal	—	—	—	—
Samuel J. Reich	—	—	—	—
Denis O’Shaughnessy	—	—	—	—

(1)	Amounts reflect the total fair value of stock options granted in 2006, calculated in accordance with SFAS No. 123®.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the Named Executive Officers concerning equity awards granted by the Company as of December 31, 2006.

	Option Awards
			Number of			Stock Awards
	Number of Securities		Securities			Number of Shares or	Market Value of
	Underlying		Underlying			Units of Stock That	Shares or Units of
	Unexercised Options (#)		Unexercised Options	Option Exercise	Option Expiration	Have Not Vested	Stock That Have Not
Name	Exercisable (1)		(#) Unexercisable	Price ($)	Date	(#)	Vested ($)

Phillip Frost, M.D.	—		—	—	—	—	—
Dale Pfost, Ph.D.	77,841		233,524	0.05	01/01/2016	—	—
	90,815		220,550	0.05	11/01/2015	—	—
	608,138		689,223	0.04	02/15/2015	—	—
	225,740		—	0.04	09/24/2014	—	—
	323,042	(2)	107,680	0.04	12/11/2013	—	—
John A. Paganelli	5,000	(2)	—	0.41	07/03/2016	—	—
	5,000	(2)	—	0.41	04/03/2016	—	—
	5,000	(2)	—	0.41	01/03/2016	—	—
	5,000	(2)	—	0.45	10/4/2015	—	—
	5,000	(2)	—	0.42	7/1/2015	—	—
	5,000	(2)	—	0.40	4/1/2015	—	—
	5,000	(2)	—	0.32	1/3/2015	—	—
	5,000	(2)	—	0.67	10/1/2014	—	—
	5,000	(2)	—	0.71	7/1/2014	—	—
	10,000	(2)	—	0.89	4/27/2014	—	—
Adam Logal	—		—	—	—	—	—
Samuel J. Reich	71,920		215,766	0.05	01/01/2016	—	—
	83,907		203,778	0.05	11/01/2015	—	—
	214,063		242,605	0.04	02/15/2015	—	—
	131,360		102,169	0.04	09/21/2014	—	—
	194,603		64,867	0.04	12/11/2013	—	—
	32,433		745,980	0.06	10/23/2016
Denis O’Shaughnessy	259,471	(2)	—	0.06	10/23/2016

(1)	Except as noted below, all options vest in 48 equal monthly installments beginning on the date of grant.

(2)	This option was fully vested on the grant date.

Director Compensation

The following table sets forth information with respect to compensation of directors of the Company during fiscal year 2006.

					Nonqualified
				Non-Equity	Deferred
	Fees Earned or Paid		Option	Incentive Plan	Compensation	All Other
	in Cash	Stock Award	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Robert Baron	50,000	—	810	—	—	—	50,810
David A, Eichler	—	—	13,815	—	—	—	13,815
Michael Reich(1)	—	—	46,960	—	—	—	46,960
Steven D. Rubin	—	—	—	—	—	—	—
Jane H. Hsiao, Ph.D.	—	—	—	—	—	—	—
John Paganelli	25,000		810			$75,000	100,810
Richard Lerner, MD	—	—	—	—	—	—	—
Melvin Rubin, MD	—	—	—	—	—	—	—

(1)	At December 31, 1006, Michael Reich had outstanding options to purchase 291,644 shares of our Common Stock.

We are currently considering compensation policies for directors of the Company. In the future, we may adopt a policy of paying independent directors an annual retainer and a fee for attendance at board and committee meetings. We anticipate reimbursing each director for reasonable travel expenses related to such director’s attendance at board of directors and committee meetings.

Employment Agreements and Change in Control Arrangements

Samuel J. Reich.  We are employing Samuel J. Reich as our Executive Vice President. Under his employment agreement, Mr. Reich receives an annual base salary, subject to increases upon an annual review by our board of directors. Mr. Reich’s current salary is $210,000. The agreement provides for a discretionary annual bonus based on Mr. Reich’s performance and our business results as determined by our board of directors. Under the agreement, either we or Mr. Reich may terminate his employment at any time, subject to continuation of salary payment and benefits for 12 months if we terminate Mr. Reich’s employment without cause, if Mr. Reich terminates his employment for good reason or if we give Mr. Reich notice of our intent not to renew the agreement after the initial year of his employment with the Company. The employment period will automatically be extended for one additional year unless either the Company or Mr. Reich shall have given to the other party written notice of non-extension at least thirty (30) days prior to such anniversary. We have agreed to grant Mr. Reich an option to purchase 500,000 shares of our common stock upon the implementation of our 2007 Equity Incentive Plan.

Denis O’Shaughnessy, Ph.D.   We are employing Dr. O’Shaughnessy as our Senior Vice President of Clinical Development. We have entered into a severance agreement with Dr. O’Shaughnessy which provides that if we terminate his employment without cause during his first year of employment, we are obligated to pay him severance equal to three months salary following termination. The severance period increases by three months after each year of employment up to twelve months. We have also agreed to continue vesting of his options during the applicable severance period.

Adam Logal.  We are employing Adam Logal as our Executive Director of Finance, Chief Accounting Officer, Treasurer and Secretary. We have agreed to enter into a severance agreement with Mr. Logal to provide that: Mr. Logal will receive four months of paid salary and continued benefits if he is terminated without cause or he terminates his employment for “good reason.” Upon such termination, we have agreed to accelerate the vesting of all unvested stock options granted to Mr. Logal in connection with the commencement of his employment.

If we terminated our named executive officers without cause or they resigned for good reason on December 31, 2006, we would have to make the payments set forth in the following chart:

	Cash Payments upon
	Termination without
	Cause or
	Resignation for
Name and Principal Position	Good Reason	Vesting of Stock Options

John A. Paganelli(1)	None	None
Interim Chief Executive Officer

Phillip Frost, M.D.	None	None
Chief Executive Officer

Adam Logal(2)	None	None
Executive Director of Finance and Chief Accounting Officer, Treasurer and Secretary

Samuel J. Reich	$210,000	376,394
Executive Vice President

Denis O’Shaughnessy	$88,333	48,650
Senior Vice President of Clinical Development

(1)	Mr. Paganelli served as the Company’s interim Chief Executive Officer from June 29, 2005 and he resigned from this position upon the consummation of the Acquisition.

(2)	Mr. Logal joined the Company on March 15, 2007.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

On April 9, 2007, the Board of Directors of the Company approved the decision to engage Ernst & Young LLP as the Company’s independent registered public accounting firm to audit our financial statements for fiscal year ending December 31, 2007 and the decision to dismiss of Rotenberg & Co., LLP. Rotenberg & Co., LLP served as our independent auditors for 2006. The stockholders, acting by majority written consent, ratified this appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm effective May   , 2007.

For purposes of determining whether to select Ernst & Young LLP as the independent registered public accounting firm to perform the audit of our financial for 2007, our board of directors conducted a thorough review of Ernst & Young LLP. In the course of assisting the board in its review, company representatives interviewed senior management of Ernst & Young.

The board of directors considered:

•	The quality of the proposed Ernst & Young engagement team and Ernst & Young’s experience, client service, responsiveness and technical expertise.

•	Ernst & Young’s leadership, management structure, client and employee retention and compliance and ethics programs.

•	The record of Ernst & Young against comparable accounting firms in various matters, including those specific to the life science industry.

•	Ernst & Young’s financial strength and performance.

•	The appropriateness of fees charged.

Regarding the Former Independent Auditor.

The reports of Rotenberg & Co. for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not modified or qualified as to uncertainty, audit scope, or accounting principles. From September 23, 2005 through the end of the fiscal year ended December 31, 2006, there were no disagreements with Rotenberg & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rotenberg & Co., would have caused Rotenberg & Co. to make reference to the subject matter of the disagreements in connection with its report and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

On April 9, 2007, the Company requested that Rotenberg & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 11, 2007, was filed as an exhibit to a Form 8-K filed by the Company on April 13, 2007.

Regarding the Newly-Engaged Independent Auditor

During the fiscal years ended December 31, 2005 and 2006 and during the current fiscal year through April 9, 2007, neither the Company nor anyone acting on its behalf consulted Ernst & Young regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (2) any matter that was either the subject of a disagreement with Rotenberg on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Rotenberg , would have caused Rotenberg LLP to make reference to the matter in their report, or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission. On April 11, 2007, the Company provided a copy of the foregoing disclosure to Ernst and Young LLP and provided Ernst and Young LLP with an opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company. Ernst and Young LLP advised the Company that it reviewed the foregoing disclosures and had no basis on which to submit such a letter addressed to the Securities and Exchange Commission in response to Item 304 of SEC Regulation S-K.

Audit Fees

Our principal accountants billed us an aggregate of $55,500 and $29,000 in fees and expenses for professional services rendered in connection with the audits of our financial statements for the calendar years ended December 31, 2006 and 2005, respectively, and reviews of the financial statements included in our quarterly reports on Form 10-Q during such calendar years.

Audit Related Fees

Our principal accountants billed us an aggregate of $11,000 and $23,000 in audit related fees for due diligence for the calendar years ended December 31, 2006 and 2005, respectively.

Tax Fees

Our principal accountants billed us an aggregate of $4,000 and $15,000 in fees and expenses for tax compliance, tax advice and tax planning during calendar years ended December 31, 2006 and 2005, respectively.

All Other Fees

Our principal accountants did not bill us any additional fees that are not disclosed under audit fees, audit related fees or tax fees in each of the last two calendar years.

Audit Committee Policy for Pre-approval of Independent Auditor Services

The audit committee of the board of directors is required to pre-approve all audit and non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee has established a policy regarding pre-approval of permissible audit, audit-related and other services provided by the independent auditors, which services are periodically reviewed and revised by the audit committee. Unless a type of service has received general pre-approval under the policy, the service will require specific approval by the audit committee. The policy also includes pre-approved fee levels for specified services, and any proposed service exceeding the established fee level must be specifically approved by the Committee.

APPROVAL OF THE COMPANY’S 2007 EQUITY INCENTIVE PLAN

General

Effective upon April 25, 2007, we implemented the Company’s 2007 Equity Incentive Plan, which was approved by our board of directors on April 25, 2007. The following discussion is qualified in its entirety by the text of our 2007 Equity Incentive Plan which is included with this information statement as Appendix A.

Awards

Awards granted under the 2007 Equity Incentive Plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights (SAR), restricted stock grants, restricted stock units (RSU) performance shares, performance units or cash awards. Each award is subject to the terms and conditions set forth in the 2007 Equity Incentive Plan and to those other terms and conditions specified by the Committee and memorialized in a written award agreement.

Shares Subject to the 2007 Equity Incentive Plan

Subject to adjustment in certain circumstances as discussed below, the 2007 Equity Incentive Plan authorizes up to 35,000,000 shares of our common stock for issuance pursuant to the terms of the 2007 Equity Incentive Plan. If and to the extent Awards granted under the 2007 Equity Incentive Plan terminate, expire, cancel, or are forfeited without being exercised and/or delivered, the shares subject to such awards again will be available for grant under the 2007 Equity Incentive Plan. Additionally, to the extent any shares subject to an award are tendered and/or withheld in settlement of any exercise price and/or any tax withholding obligation associated with that award, those shares will again be available for grant under the 2007 Equity Incentive Plan.

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by our compensation committee to: (i) to the aggregate number, class and/or issuer of the securities reserved for issuance under the 2007 Equity Incentive Plan; (ii) to the number, class and/or issuer of securities subject to outstanding awards; and (iii) to the exercise price of outstanding options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

Administration

The 2007 Equity Incentive Plan will be administered and interpreted by our board of directors or by our compensation committee. Our board of directors will have full authority to grant awards under the 2007 Equity Incentive Plan and determine the terms of such awards, including the persons to whom awards are to be granted, the type and number of awards to be granted and the number of shares of our common stock to be covered by each award. Our board of directors will also have full authority to specify the time(s) that which awards will be exercisable or settled.

Eligibility

Employees, directors, consultants and other of our service providers that provide services to us are eligible to participate in the 2007 Equity Incentive Plan, provided, however, that only employees of ours or our subsidiaries are eligible to receive incentive stock options.

Per Person Limitations

Maximum Aggregate Number of Shares Underlying Stock-Based Awards Granted Under the 2007 Equity Incentive Plan to any Single Participant.   The maximum aggregate number of shares of Common Stock underlying all awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single participant in respect of any fiscal year of the Company shall be 2,000,000 shares.

Maximum Dollar Amount Underlying Cash-Based Awards Granted Under the 2007 Equity Incentive Plan to Any Single Participant.  The maximum dollar amount that may be paid to any single participant with respect to all awards measured in cash (whether payable in Common Stock, cash or a combination of both) in respect of any fiscal year of the Company shall be $2,000,000.

Stock Options

General.  Our compensation committee may grant options qualifying as incentive stock options (ISO) within the meaning of Section 422 of the Code and/or Non-Qualified Stock Options (NQSO) in accordance with the terms and conditions set forth in the 2007 Equity Incentive Plan.

Term, Purchase Price, Vesting and Method of Exercise of Options.  The exercise price of any stock option granted under the 2007 Equity Incentive Plan will be the fair market value of such stock on the date the option is granted.

Our compensation committee may determine the option exercise period for each option; provided, however, that the exercise period of any option intended to be an ISO, may not exceed ten (10) years from the date of grant. Vesting for each option will also be determined by our compensation committee.

Generally, payment of the option price may be made (i) in cash, (ii) unless otherwise determined by our compensation committee, in shares subject to the option via net-share settlement whereby the cost to exercise the option is satisfied by share withholding, (iii) by such other method as our compensation committee may approve. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of our common stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

SARs

Our compensation committee is authorized to grant SARs pursuant to the terms of the 2007 Equity Incentive Plan. Upon exercise of a SAR, the participant is entitled to receive an amount equal to the difference between the fair market value of the shares of our common stock underlying the SAR on the date of grant and the fair market value of the shares of our common stock underlying the SAR on the date of exercise. Such amount may be paid in cash or shares of our common stock as determined by our compensation committee.

Restricted Stock Awards

Our compensation committee is authorized to grant awards of restricted stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment in certain circumstances. The restricted period generally is established by our compensation committee. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by our compensation committee, an award of restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon.

RSUs

Our compensation committee is authorized to issue RSUs pursuant to the terms of the 2007 Equity Incentive Plan. A RSU is a contractual promise to issue shares and/or cash in an amount equal to the fair market value (determined at the time of distribution) of the shares of our common stock subject to the award, at a specified future date, subject to the fulfillment of vesting conditions specified by our compensation committee. Prior to settlement, a RSU carries no voting or dividend rights or other rights associated with stock ownership. A RSU award may be settled in our common stock, cash, or in any combination of our common stock and/or cash; provided, however, that a determination to settle a RSU in whole or in part in cash shall be made by our compensation committee, in its sole discretion.

Performance Awards

In order to enable the Company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Code Section 162(m), the 2007 Equity Incentive Plan provides for performance based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. Our compensation committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

Amendment and Termination of the 2007 Equity Incentive Plan

Our board of directors may amend, alter or discontinue the 2007 Equity Incentive Plan at any time, provided however, that any amendment that increases the aggregate number of shares of our common stock that may be issued or transferred under the 2007 Equity Incentive Plan, or changes the class of individuals eligible to participate in the 2007 Equity Incentive Plan, will be subject to approval by our stockholders. An ISO may not be granted after the date, which is ten (10) years from the effective date of the 2007 Equity Incentive Plan (or, if stockholders approve an amendment that increases the number of shares reserved for issuance under the 2007 Equity Incentive Plan, ten (10) years from the date of the amendment). Thereafter, the 2007 Equity Incentive Plan will remain in effect for the purposes of awards other than ISOs, unless and until otherwise determined by our board of directors.

Accelerated Vesting Upon a Change in Control

Notwithstanding any other provision of the 2007 Equity Incentive Plan to the contrary, and without limiting the powers of our compensation committee under the 2007 Equity Incentive Plan, if there is a Change in Control of the Company, as defined in the 2007 Equity Incentive Plan, the vesting date and/or payout of each outstanding award shall be accelerated so that each such award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of common stock subject to such award. Upon the consummation of any Change in Control, all outstanding awards under the 2007 Equity Incentive Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable award with respect to shares of common stock of such successor corporation or parent thereof.

New Plan Benefits

Because future awards under the 2007 Equity Incentive Plan will be granted at the discretion of our compensation committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. However, information regarding our recent practices with respect to annual, long-term and stock-based compensation under other plans is presented above in the “Summary Compensation Table” and “Grants of Plan-Based Awards Table.”

Federal Income Tax Consequences under the 2007 Equity Incentive Plan

Set forth below is a general description of the federal income tax consequences relating to awards granted under the 2007 Equity Incentive Plan. Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.

NQSOs

There are no federal income tax consequences to participants or to us upon the grant of a NQSO. Upon the exercise of a NQSO, participants will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO and we generally will be entitled to a corresponding federal income tax deduction at that time. Upon the sale of shares acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

ISOs

Participants will not be subject to federal income taxation upon the grant or exercise of an ISO and we will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss equal to the difference between the amount realized on the sale and the option exercise price and we will not be entitled to any tax deduction in connection therewith.

If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of grant, also known as a disqualifying disposition, the participant generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

SARs

The participant will not recognize any income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income equal to the value of the shares of our common stock and/or cash received upon such exercise, and we will be entitled to a corresponding deduction. Shares received in connection with the exercise of a SAR will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

Restricted Stock

A participant normally will not recognize taxable income upon the award of restricted stock, and we will not be entitled to a deduction, until such stock is transferable by the participant or is no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the shares of common stock are either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares of common stock subject to the award at that time and the amount paid by the participant for the shares, if any. We will be entitled to a deduction equal to the income recognized by the participant.

A participant may, however, elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the difference between the fair market value of the shares of common stock subject to the award at that time, determined without regard to any restrictions, and the amount paid by the participant for the shares, if any. In this event, we will be entitled to a deduction equal to the amount recognized as compensation by the participant in the same year. In addition, in this event, the participant will not be required to recognize any taxable income upon vesting of the shares. Any gain or loss recognized by the participant upon subsequent disposition of the share of common stock will be capital gain or loss (long-term or short-term, depending on how long the shares were held). If, after making the election, any share of common stock subject to an award is forfeited, the participant will not be entitled to any tax deduction or tax refund.

RSUs

A participant will not recognize taxable income upon the grant of a RSU, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the participant, generally at the end of the vesting period. At the time of transfer, the participant will recognize ordinary income equal to the value of the shares of common stock and/or cash. We will be entitled to a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to a RSU Award will result in capital gain or loss (based upon the difference between the price received upon disposition and the participant’s basis in those shares — i.e., generally, the market value of the shares at the time of their distribution).

Section 162(m)

Under the 2007 Equity Incentive Plan, options or SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant and awards that are conditioned upon achievement of certain performance goals may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that such awards under the 2007 Equity Incentive Plan will be fully deductible under all circumstances. In addition, other awards under the 2007 Equity Incentive Plan generally will not so qualify, so that compensation paid to certain executives in connection with those awards may, to the extent it and other non-exempt compensation exceed $1,000,000 in any given year, be subject to the deduction limitation of Section 162(m) of the Code.

APPROVAL TO CHANGE THE COMPANY’S NAME TO OPKO HEALTH, INC.

The board of directors unanimously approved and recommended for stockholder approval a change of the Company’s name from eXegenics Inc. to Opko Health, Inc. The affirmative vote of the holders of a majority of outstanding shares of common stock and preferred stock, voting as a single class, was obtained and will be effective May   , 2007.

The primary reason for the proposed name change was to better clarify the identity of the Company after the Acquisition and to reflect the Company’s evolution towards becoming a leading ophthalmology company.

To effectuate the change of the Company’s name, we will file the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of the State of Delaware, as described further below. After the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Delaware, the Company shall cease use of the name eXegenics Inc. The Company will use the name Opko Health, Inc. and its subsidiaries will continue to use the Acuity and Froptix names.

We anticipate filing the Amended and Restated Articles of Incorporation approximately twenty (20) days after the mailing of this information statement.

APPROVAL TO AMEND AND RESTATE OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 225,000,000 TO 500,000,000.

The Company’s current Articles of Incorporation provides for an authorized capitalization consisting of 225,000,000 shares of common stock, $.001 par value per share, and 10,000,000 shares of preferred stock, $.001 par value per share. As of March 30, 2007, there were 113,116,350 shares of Common Stock outstanding and 97,958,843 shares reserved for issuance upon conversion of outstanding options, warrants and shares of preferred stock.

The board of directors unanimously approved and recommended for stockholder approval a proposal to amend and restate the Company’s Articles of Incorporation. The affirmative vote of the holders of a majority of outstanding shares of common stock and preferred stock, voting as a single class, was obtained and will be effective May   , 2007.

The primary reason for adopting the Amended and Restated Articles of Incorporation is to increase the authorized number of shares of the Company’s common stock. The Amended and Restated Articles of Incorporation provide for an increase in the number of authorized shares of common stock to 500,000,000. The increase in the authorized number of shares of common stock will enable the Company to have sufficient authorized but unissued capital stock for use in future equity financings and to be reserved for issuance pursuant to our 2007 Equity Incentive Plan, as described above. This increase in authorized shares will empower our board of directors under certain circumstances to issue the additional shares without prior notice to our stockholders and without their approval.

We anticipate filing the Amended and Restated Articles of Incorporation approximately twenty (20) days after the mailing of this information statement.

ADDITIONAL INFORMATION

Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “household” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a stockholder wishes to receive a separate copy of this information statement or future proxy statements and annual reports, such stockholder should submit this request to the Secretary of the Company, Adam Logal, at Opko Health, Inc., 4400 Biscayne Boulevard, Suite 900, Miami, Florida 33137 by mail or by calling (305) 575-4148.

Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact the Secretary of the Company by mail or telephone as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

APPENDIX A

OPKO HEALTH, INC.

2007 EQUITY INCENTIVE PLAN

1. DEFINITIONS

The following terms shall have the following meanings unless the context indicates otherwise:

1.1. “Affiliate” and “Associate” shall have the respective meanings given to such terms under Rule 12b-2 under the Exchange Act.

1.2. “Award” shall mean either a Stock Option, an SAR, a Stock Award, a Stock Unit, a Performance Share, a Performance Unit, or a Cash Award.

1.3. “Award Agreement” shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

1.4. “Beneficial Owner” shall have the meaning given to such term under Rule 13d-3 under the Exchange Act.

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Cash Award” shall mean the grant by the Committee to a Participant of an award of cash as described in Section 11 below.

1.7. “Cause” shall mean (i) willful malfeasance or willful misconduct by the Employee in connection with his/her employment, (ii) continuing failure to perform such duties as are requested by the Company and/or its subsidiaries, (iii) failure by the Employee to observe material policies of the Company and/or its subsidiaries applicable to the Employee, (iv) material breach of any agreement with or duty owed to the Company and/or its subsidiaries applicable to the Employee, or (v) the commission by the Employee of (x) any felony or (y) any misdemeanor involving moral turpitude.

1.8. “Change in Control of the Company” or “Change in Control” shall mean the occurrence of any of the following events:

(a) any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, (other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company, (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), or (v) the Frost Group, LLC or any of its Affiliates becomes, either alone or together with such Person’s Affiliates and Associates, the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities.

(b) during any period of twenty-four months, individuals who at the beginning of such period constitute the Board, and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c) the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

1.9. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.10. “Committee” shall mean the Board’s Compensation Committee or any other committee of the Board appointed to administer this Plan.

1.11. “Common Stock” shall mean the common stock of the Company.

1.12. “Company” shall mean Opko Health, Inc., a Delaware Corporation.

1.13. “Disability” shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto) and has applied for and been granted Long Term Disability under the Company’s Long Term Disability Plan. The determination whether a Participant has suffered a Disability shall be made by the Committee, in its sole discretion, based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

1.14. “Dividend Equivalent Right” shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option, a SAR, a Stock Unit or a Performance Unit, and which shall be payable in cash, in Common Stock, in the form of Stock Units or Performance Units, or a combination of any or all of the foregoing.

1.15. “Effective Date” shall mean the date on which the Board adopts the Plan.

1.16. “Employee” shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

1.18. “Fair Market Value” shall, unless otherwise required by any applicable provision of the Code or any Treasury Regulations, mean:

(a) if a security is listed or trading on a national securities exchange or other market system, the closing price of such security on the date of calculation (or on the last preceding trading date if such security was not traded on such date), or

(b) if such security is not listed or trading on a national securities exchange or other market system, as determined in good faith by the Board or the Committee.

1.19. “Family Members” shall mean a Participant’s spouse, parents, children, and siblings, whether by blood, marriage or adoption.

1.20. “Independent Contractor” shall mean a Person (other than a Person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company or any Subsidiary.

1.21. “ISO” shall mean an “incentive stock option” as such term is used in Code Section 422.

1.22. “Nonemployee Director” shall mean a member of the Board or the board of directors of a Subsidiary who is not an Employee.

1.23. “Nonqualified Stock Option” shall mean a Stock Option that is not an ISO.

1.24. “Participant” shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.25. “Performance-Based Award” shall mean an Award subject to the achievement of certain performance goal or goals as described in Section 12 below.

1.26. “Performance Share” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.

1.27. “Performance Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.

1.28. “Person” shall mean any person, entity or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

1.29. “Plan” shall mean the Opko Health, Inc. 2007 Equity Incentive Plan, as it may be amended from time to time.

1.30. “Retirement” shall mean the termination of the employment, other than for Cause or due to death or Disability, of a Participant who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed 5 years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

1.31. “SAR” shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.

1.32. “Stock Award” shall mean the grant by the Committee to a Participant of an Award of Common Stock as described in Section 9.1 below.

1.33. “Stock Option” shall mean the grant by the Committee to a Participant of an option to purchase Common Stock as described in Section 7 below.

1.34. “Stock Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 9.2 below.

1.35. “Subsidiary” shall mean a corporation of which the Company is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock or any other business entity in which the Company is the Beneficial Owner, directly or indirectly, of more than 50% or any other business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

1.36. “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.37. “Vest” shall mean:

(a) with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR; or

(b) with respect to Awards other than Stock Options and SARs, when the Participant has:

(i) an unrestricted right to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to such Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

(ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Section 14 below

1.38. “Vesting Date” shall mean the date or dates on which an Award Vests.

1.39. “Voting Stock” shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2. PURPOSE AND TERM OF PLAN

2.1. Purpose. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will help the Company attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its shareholders.

2.2. Term. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within 12 months before or after the Effective Date, and such approval by the shareholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the shareholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such shareholder approval. If the shareholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be automatically cancelled without payment of any consideration to the recipient of such Award. The Plan shall remain in effect for ten years or until earlier terminated by the Board and no Award may be granted under the Plan on a date that is more than ten years from the Effective Date; provided, however, that in the event of Plan termination or expiration, the provisions of the Plan shall remain in effect as to any Awards which remain outstanding until all such Awards have been satisfied or are terminated under the terms of this Plan or under the applicable Award Agreement.

3. ELIGIBILITY AND PARTICIPATION

3.1. Eligibility. All Employees, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards. An individual’s status as a member of the Committee will not affect his eligibility to participate in the Plan.

3.2. Participation. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Subject to Section 7.1, an Award may also be granted to an Employee, in connection with hiring, retention or otherwise prior to the date the Employee first performs services for the Company or any Subsidiary, provided that such Awards shall not become Vested prior to the date the Employee first performs such services. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

4. ADMINISTRATION

4.1. Responsibility. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms; provided, however, that the Board may in any instance perform any of the functions of the Committee hereunder.

4.2. Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Company and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

4.3. Authority of the Committee. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

(a) to determine eligibility for participation in the Plan and to select Participants;

(b) to determine eligibility for and the type and size of an Award granted under the Plan;

(c) to make Awards in accordance with the terms of the Plan and to determine the terms and conditions of each Award;

(d) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

(e) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(f) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

(g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations and to vary the terms of Awards

(h) to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

(i) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

(j) to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

(k) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.4. Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members or, subject to Section 4.5 below, one or more agents to execute and deliver documents on behalf of the Committee.

4.5. Delegation of Authority. To the extent permitted by applicable law, the Committee may delegate to one or more of its members, or to one or more officers of the Company, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing and, provided, further, that the Committee may not delegate its authority (a) to make Awards to Participants or (b) under Sections 4.3 (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j) or Section 16 of the Plan. Any action undertaken by any such member or agent in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such members or agents. In addition, the Committee, or any Person to whom it has delegated duties under this Section 4.5, may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee. In the performance of its functions, the Committee shall be entitled to rely upon information, opinions, computations and advice furnished by the Company’s officers, any counsel, consultant or agent retained by the Committee, and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4.6. Determinations and Interpretations by the Committee. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

4.7. Liability. No member of the Board, no member of the Committee and no Employee shall be liable for any act or failure to act hereunder, except in circumstances involving his or her willful misconduct, or for any act or failure to act hereunder by any other member or Employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.8. Indemnification. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an Employee, against any and all liabilities or expenses to which they may be subjected (including, without limitation, the reasonable fees and expenses of counsel) by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s willful misconduct.

5. SHARES SUBJECT TO PLAN

5.1. Available Shares. Subject to the provisions of Section 5.2 below, the aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 35,000,000 shares (the “Total Plan Shares”). In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other than shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. Awards that are payable only in cash are not subject to this Section 5.1.

5.2. Adjustment to Shares. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company in the nature of a liquidating distribution or a distribution pursuant to a plan of dissolution, the Committee may, in its discretion, make a proportionate adjustment to each outstanding Award that the Committee considers appropriate so that thereafter each such Award shall be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner as it deems appropriate, the number and kind of shares that may be received in respect of any Award, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Performance-Based Awards, such modifications and/or changes do not disqualify compensation attributable to such Awards as “performance-based compensation” under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. The Committee’s determination of what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

5.3. No Repricing. Absent shareholder approval, neither the Committee nor the Board shall have the authority, with or without the consent of the affected holders of the Awards, to “reprice” an Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price. Adjustments in accordance with Section 5.2 above shall not be deemed “repricings” for purposes of this Section 5.3. This Section 5.3 may not be amended, altered or repealed by the Committee or the Board without the approval of the shareholders of the Company.

6. MAXIMUM INDIVIDUAL AWARDS

6.1. Maximum Aggregate Number of Shares Underlying Stock-Based Awards Granted Under the Plan to Any Single Participant. The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single Participant in respect of any fiscal year of the Company shall be 2,000,000 shares, subject to adjustment as provided in Section 5.2 above.

6.2. Maximum Dollar Amount Underlying Cash-Based Awards Granted Under the Plan to Any Single Participant. The maximum dollar amount that may be paid to any single Participant with respect to all Awards measured in cash (whether payable in Common Stock, cash or a combination of both) in respect of any fiscal year of the Company shall be $2,000,000.

7. STOCK OPTIONS

7.1. In General. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date, subject, in all cases to Section 2.2 of the Plan. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Each Stock Option shall be subject to such terms and conditions consistent with the Plan set forth in the applicable Award Agreement and such other terms and conditions consistent with the Plan and the applicable Award Agreement as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.

7.2. Exercise Price. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

7.3. Term of Stock Option. The Committee shall specify the term of each Stock Option in the Award Agreement shall terminate as set forth in Section 14 below or at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement.

7.4. Vesting Date. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement; provided, that the Committee may provide in the applicable Award Agreement that any Stock Option shall Vest in such portions or installments as the Committee may, in its sole discretion, determine. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 25% of such Stock Option shall become exercisable on each of the first four anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

7.5. Exercise of Stock Options. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock or other securities of the Company then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, and subject to all applicable laws, rules and regulations, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the

Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that any method approved by the Committee shall comply with applicable securities laws. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock or other securities of the Company, such securities will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.6. Additional Terms and Conditions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, as they may determine in their sole discretion; provided, they are not inconsistent with the Plan, including, without limitation, any requirement that the Participant not engage in competition with the Company or any Subsidiary.

7.7. Conversion Stock Options. The Committee may, in its sole discretion and upon such terms and conditions as it deems appropriate, grant a Stock Option to any holder of an option (hereinafter referred to as an “Original Option”) to purchase shares of the stock of any corporation:

(a) the stock or all or substantially all of the assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or

(b) which was merged with and into the Company or a Subsidiary, so that the Original Option is converted into a Stock Option (hereinafter referred to as a “Conversion Stock Option”); provided, however, that such Conversion Stock Option as of the date of its grant (the “Conversion Stock Option Grant Date”) shall have substantially the same economic value as the Original Option as of the Conversion Stock Option Grant Date.

8. STOCK APPRECIATION RIGHTS

8.1. In General. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee. If a SAR is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement sall be the Fair Market Value of the Common Stock on the date such Stock Option was granted, the SAR shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and the SAR shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

9. STOCK AWARDS AND STOCK UNITS

9.1. Stock Awards. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. As a condition to any Stock Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award. Any share certificate issued in connection with a Stock Award may be held in the custody of the Company and will bear the following legend and/or any other legend required by this Plan, the applicable Award Agreement or applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE OPKO HEALTH, INC. 2007 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND OPKO HEALTH, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF EXEGENICS INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF OPKO HEALTH, INC.

9.2. Stock Units. The Committee may, in its sole discretion, grant Stock Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

9.3. Payout of Stock Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1. Performance Shares. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below. With respect to the Performance Shares, the Participant shall have none of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless and until such Performance Shares shall have been Vested and distributed to the Participant.

10.2. Performance Units. The Committee may, in its sole discretion, grant Performance Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

10.3. Payout of Performance Shares or Performance Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

11. CASH AWARDS

11.1. In General. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant’s employment within specified periods.

12. PERFORMANCE-BASED AWARDS

12.1. In General. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as “qualified performance-based compensation” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) (“Performance-Based Awards”).

12.2. Qualification of Performance-Based Awards. Awards shall only qualify as Performance-Based Awards under the Plan if:

(a) at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder);

(b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) a SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;

(c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

(d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and

(e) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

12.3. Performance Measures. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

13. CHANGE IN CONTROL

13.1. Accelerated Vesting. Notwithstanding any other provision of this Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, if there is a Change in Control of the Company, the Vesting Date and/or payout of each outstanding Award shall be accelerated so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common stock subject to such Award. Upon the consummation of any Change of Control, all outstanding Awards under the Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof.

13.2. Cashout. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the Change in Control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control (or such other greater amount as the Committee may determine in its sole and absolute discretion to be equitable to prevent dilution or enlargement of Participants’ rights under the Plan) over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

13.3. Assumption or Substitution of Awards. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.

14. TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE

14.1. Termination of Employment Due to Death. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to death:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s death shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s death shall remain exercisable until the earlier of:

(i) the end of the 12-month period following the date of the Participant’s death, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.2. Termination of Employment for Cause. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated by the Company for Cause, all Awards held by a Participant on the date of the termination of his or her employment for Cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date. If a Participant’s employment is terminated for Cause during the six months following any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.3. Termination of Employment Due to Retirement or Disability. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to Retirement or Disability of the Participant:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of:

(i) the end of the 36-month period following the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.4. Other Terminations of Employment. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated for any reason other than for Cause, retirement or due to death or Disability:

(a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of;

(i) the end of the 12-month period following the date of the termination of the Participant’s employment, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.5. Change in Status. Notwithstanding anything to the contrary set forth in the Plan, if any Employee ceases for any reason to be an Employee but continues to perform services for the Company (whether as a Nonemployee Director, consultant, agent, Independent Contractor or otherwise), such Participant shall retain his or her Awards upon the original terms and conditions thereof; provided, however, that if such Participant thereafter ceases to perform services for the Company then the provisions of this Section 14.4 shall no longer apply and such Award shall thereafter be subject to the provisions of Section 14.1, 14.2 or 14.3, as applicable.

14.6. Committee Discretion. Notwithstanding anything contained in the Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, the Committee may, in its sole discretion, provide that:

(a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

(b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or

(c) any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.

(d) Cancellation and Rescission of Awards Due to Detrimental Activity. Unless the Award Agreement specifies otherwise, and regardless of whether the Participant’s employment or engagement with the Company is terminated (whether for Cause or otherwise), the Committee may cancel, rescind, or otherwise withhold any Awards held by a Participant, whether Vested or non-Vested, and any such Awards shall immediately be forfeited by such Participant at any time that the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any “Detrimental Activity.” For purposes of this Section 14.6, “Detrimental Activity” shall include: (i) the rendering of services, directly or indirectly, to or for the benefit of any organization or engaging directly or indirectly in any business which is competitive with the Company, or which organization or business, or the rendering of services to or for the benefit of such organization, is prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any “confidential information,” as defined in the Company’s Employee Handbook, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign exclusively to the Company, all right title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment with the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) a violation of any rule, policy, procedure or guideline of the Company, including but not limited to the Company’s Code of Conduct; (v) any attempt, directly or indirectly, to induce any employee of the Company to be employed or render services other than for the Company, or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier, or partner of the Company, other than in connection with the Company’s business; (vi) the Participant being convicted of, or entering a guilty plea with respect to a crime, whether or not connected with the Company; (vii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or (viii) any agreement, whether or not in writing, to do any of the foregoing. Upon exercise, payment or delivery pursuant to an Award, the Participant may be required to certify, in a manner acceptable to the Committee, that he or she is in compliance with all of the terms and conditions of the Plan and is not and has not engaged in any Detrimental Activity. In the event a Participant fails to comply with the provisions of this Section 14.6 after the grant of the Award and prior to, or during the six months after any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

15. TAXES

15.1. Withholding Taxes. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant whose Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder has Vested, or who exercises a Stock Option or SAR granted hereunder to reimburse the Company or the Subsidiary which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the Company or the Subsidiary which employs such Participant, shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as applicable, to the Participant upon such terms and conditions as the Committee shall in its sole discretion prescribe. The Company or the Subsidiary that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the Vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated by or paid to the Company or such Subsidiary.

15.2. Use of Common Stock to Satisfy Withholding Obligation. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the “Tax Date”), except as set forth below, a holder of such Award may, subject to the approval of the Committee, elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case equal to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction in order to comply with the requirements for a “fixed plan” under Accounting Principals Board Opinion No. 25), (ii) tendering shares of Common Stock or other securities of the Company previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. The foregoing notwithstanding, however, when previously issued shares of Common Stock or other securities of the Company are tendered pursuant to an Election, such tender of shares will not be accepted unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. An Election shall be irrevocable. The withheld shares and other shares of Common Stock or other securities tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may in its sole discretion disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

15.3. No Guarantee of Tax Consequences. No Person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

16. AMENDMENT AND TERMINATION

16.1. Termination of Plan. The Board or the Committee may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or adversely change the terms and conditions thereof without the Participant’s consent.

16.2. Amendment of Plan. Provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded; and, provided further, that the Board or the Committee may not, without shareholder approval, increase the maximum number of shares issuable under the Plan, the Board or the Committee may amend the Plan at any time with or without prior notice. Notwithstanding any provision herein to the contrary, the Board or the Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

16.3. Amendment or Cancellation of Award Agreements. Without limitation to the rights of the Committee under Sections 4.3 and 14.6 of the Plan, the Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other Persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other Persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

17. MISCELLANEOUS

17.1. Other Provisions. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines in its sole discretion on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a Change in Control of the Company, for the payment of the value of Awards to Participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

17.2. Transferability. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Committee may in its sole discretion permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of one or more such Family Members In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution.

17.3. Election to Defer Compensation Attributable to Award. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company’s tax counsel.

17.4. Listing of Shares and Related Matters. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any national securities exchange or other market system on which the Company’s securities are listed or traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.5. No Right, Title, or Interest in Company Assets. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other Person. The Plan is intended to constitute an unfunded plan for incentive compensation. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.6. No Right to Continued Employment or Service or to Grants. The Participant’s rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

17.7. Awards Subject to Foreign Laws. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action, which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 17.7 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

17.8. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Florida without reference to principles of conflict of laws, except as superseded by applicable federal law or as otherwise provided in any Award Agreement.

17.9. Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

17.10. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine in its sole discretion whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.11. Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17.12. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the plan preclude the Company from establishing any other forms of incentive or other compensation for Employees and Nonemployee Directors of the Company or any Subsidiary.